UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) June 5, 2013

AEROSONIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1212 North Hercules Avenue

Clearwater, Florida 33765

(Address of principal executive offices)

(727) 461-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the Merger (defined below), on June 5, 2013, Aerosonic Corporation, a Delaware corporation (the “Company”) repaid in full its outstanding balances under all of its credit facilities with BMO Harris Bank (the “Lender”), together with interest and all other amounts due in connection with such repayment, under that certain Loan Agreement, dated as of April 30, 2010, as amended (the “Loan Agreement”), between the Company and the Lender, and related loan documents.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 19, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TransDigm Group Incorporated (“Parent”), a Delaware corporation, and Buccaneer Acquisition Sub Inc. (“Purchaser”), a Delaware corporation and indirect wholly-owned subsidiary of Parent. In accordance with the Merger Agreement, Purchaser commenced a cash tender offer on May 7, 2013 to purchase all of the Company’s issued and outstanding shares of common stock, par value $0.40 per share (the “Shares”), at a price of $7.75 per Share in cash, without interest (less any applicable withholding taxes) (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 7, 2013 (together with any amendments or supplements thereto, the “Offer to Purchase”) and the related Letter of Transmittal (together with any amendments or supplements thereto, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”).

On June 5, 2013, the Company and Parent announced the completion of the Offer. The Offer expired at 12:00 midnight, New York City time, on June 4, 2013 (the “Expiration Date”). According to American Stock Transfer & Trust Company, LLC, the depositary for the Offer, as of the Expiration Date, 3,553,830 Shares were validly tendered into and not properly withdrawn from the Offer, which represented approximately 88.4% of the outstanding Shares as of the Expiration Date (including 17,711 Shares tendered pursuant to guaranteed delivery procedures).

On June 10, 2013, following the issuance of the Top-Up Shares (as defined under Item 3.02 below), Purchaser merged with and into the Company, with the Company surviving the merger and continuing as a wholly-owned indirect subsidiary of Parent (the “Merger”).

In the Merger, each outstanding Share, other than (i) Shares owned, directly or indirectly, by Parent or Purchaser or held by the Company, all of which were cancelled and cease to exist, and (ii) Shares held by stockholders of the Company who properly exercise their appraisal rights under Section 262 of the Delaware General Corporation Law (the “DGCL”), was converted into the right to receive an amount of cash equal to the Offer Price, without interest (less any applicable withholding tax).

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the transactions described in Item 2.01 of this Current Report on Form 8-K, which are incorporated herein by reference, the Company requested that the Shares be withdrawn from listing on NYSE MKT as of the close of the market on June 10, 2013 and that the NYSE MKT file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister the Shares. Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification on Form 15 under the Exchange Act to suspend the Company’s remaining reporting obligations under the Exchange Act.

Item 3.02. Unregistered Sales of Equity Securities.

On June 10, 2013, pursuant to the Merger Agreement, Purchaser exercised its “top-up” option to purchase directly from the Company an additional number of Shares sufficient to enable Purchaser to effect a short-form merger under Delaware law. Accordingly, the Company issued 900,000 Shares (the “Top-Up Shares”) to Purchaser, at a price of $7.75 per Share. Purchaser paid for the Top-Up Shares by delivery of cash equal to $360,000 (representing the aggregate par value of the Top-Up Shares) and a promissory note for the balance of the consideration due in exchange for the Top-Up Shares. The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act, as a transaction by an issuer not involving a public offering.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 and Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation on Schedule 14D-9 originally filed by the Company with the SEC on May 7, 2013, which is included as Exhibit 20.1 to this report, and (ii) the Tender Offer Statement on Schedule TO originally filed by Purchaser with the SEC on May 7, 2013, which is included as Exhibit 20.2 to this report, and such information is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the transactions contemplated by the Merger Agreement, each of Douglas J. Hillman, P. Mark Perkins, Roy Robinson, Donald Russell and Thomas E. Whytas, Jr. has resigned or been replaced. None of these directors was removed for cause or resigned because of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

As of June 10, 2013, the Company’s directors are Raymond Laubenthal and Gregory Rufus. Information about Mr. Laubenthal and Mr. Rufus has been previously disclosed in the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on May 7, 2013, which is included as Exhibit 20.1 to this Report, and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time of the Merger, the Company’s Amended and Restated Certificate of Incorporation was amended and restated (the “Amended Charter”) and its Amended and Restated Bylaws were amended and restated (the “Amended Bylaws”).

The Amended Charter and the Amended Bylaws are attached hereto as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Second Amended and Restated Certificate of Incorporation of Aerosonic Corporation

3.2	Second Amended and Restated Bylaws of Aerosonic Corporation

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 (incorporated by reference in its entirety as originally filed by the Company with the SEC on May 7, 2013).

20.2	Tender Offer Statement on Schedule TO (incorporated by reference in its entirety as originally filed by Purchaser and Parent with the SEC on May 7, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROSONIC CORPORATION

Dated: as of June 11, 2013	By:	/s/ Kevin J. Purcell
	Name:	Kevin J. Purcell
	Title:	Executive Vice President and Chief Financial Officer